Prospectus Supplement

March 10, 2020

Morgan Stanley Institutional Fund Trust

Supplement dated March 10, 2020 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 28, 2020

Ultra-Short Municipal Income Portfolio

The second sentence of the third paragraph of the section of the Prospectus entitled "Fund Summary—Ultra-Short Municipal Income Portfolio—Principal Investment Strategies" is hereby deleted and replaced with the following:

The Fund may invest up to 15% of its assets, determined at the time of investment, in securities (or the issuers of such securities) rated A-2, P-2 or F2 by S&P, Moody's or Fitch, respectively, and up to 5% of its assets in unrated securities.

The second sentence of the third paragraph of the section of the Prospectus entitled "Details of the Funds—Ultra-Short Municipal Income Portfolio—Approach" is hereby deleted and replaced with the following:

The Fund may invest up to 15% of its assets, determined at the time of investment, in securities (or the issuers of such securities) rated A-2, P-2 or F2 by S&P, Moody's or Fitch, respectively, and up to 5% of its assets in unrated securities.

Please retain this supplement for future reference.

  IFTUSMIPROSPT 3/20